UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Under §240.14a-12

ACURX PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Acurx Pharmaceuticals, Inc.
259 Liberty Avenue,
Staten Island, NY 10305
August 4, 2025
To Our Stockholders:
You are cordially invited to attend a special meeting of stockholders of Acurx Pharmaceuticals, Inc. (“Acurx” or “the Company”) to be held at 11:00 am Eastern Time on Tuesday, September 16, 2025. We have decided to hold this special meeting virtually via live audio webcast on the internet. You will be able to attend the special meeting, vote and submit your questions during the special meeting by visiting www.virtualshareholdermeeting.com/ACXP2025SM. You will not be able to attend the special meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.
At the special meeting, we will ask stockholders (i) to approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the series G-2 warrants issued by us pursuant to the terms of that certain warrant inducement agreement (the “Letter Agreement”), dated June 17, 2025, by and between us and a certain holder of existing warrants, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such warrants; (ii) to approve, subject to the board of directors’ (the “Board”) discretion to adopt, a proposed amendment to our Certificate of Incorporation to increase from 200,000,000 shares to 250,000,000 shares the aggregate number of shares of common stock authorized to be issued; and (iii) to approve an adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt each of the aforementioned proposals. The Board recommends the approval of each of these proposals.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about August 4, 2025, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2025 special meeting of stockholders and our 2024 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual special meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the special meeting. Whether or not you plan to attend the special meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of the Company.
Sincerely,
David P. Luci
President & Chief Executive Officer

Acurx Pharmaceuticals, Inc.
259 Liberty Avenue,
Staten Island, NY 10305
August 4, 2025
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TIME: 11:00 am EST
DATE: September 16, 2025
PLACE: Virtually at www.virtualshareholdermeeting.com/ACXP2025SM.
You will be able to attend the special meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACXP2025SM and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card that you receive. For further information about the virtual special meeting, please see the Questions and Answers about the special meeting beginning on page 3.
PURPOSES:
1.
To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the series G-2 warrants issued by us pursuant to the terms of that certain warrant inducement agreement (the “Letter Agreement”), dated June 17, 2025, by and between us and a certain holder of existing warrants in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such warrants (the “Issuance Proposal”);

2.
To approve, subject to the Board’s discretion to adopt, a proposed amendment to our Certificate of Incorporation to increase from 200,000,000 shares to 250,000,000 shares the aggregate number of shares of common stock authorized to be issued (the “Authorized Share Increase Proposal”);

3.
To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Authorized Share Increase Proposal or to establish a quorum (the “Adjournment Proposal”); and

4.
To transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of Acurx Pharmaceuticals, Inc., common stock at the close of business on July 21, 2025. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at 259 Liberty Avenue, Staten Island, NY 10305
All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the special meeting.
BY ORDER OF OUR BOARD OF DIRECTORS
David P. Luci
President & Chief Executive Officer

i

Acurx Pharmaceuticals, Inc.
259 Liberty Avenue,
Staten Island, NY 10305
PROXY STATEMENT FOR THE ACURX PHARMACEUTICALS, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2025
This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Acurx Pharmaceuticals, Inc., including any adjournments or postponements of the special meeting. We are holding the special meeting at 11:00 am, Eastern Time, on Tuesday, September 16, 2025. You will be able to attend the special meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACXP2025SM and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card that you receive.
In this proxy statement, we refer to Acurx Pharmaceuticals, Inc. as “Acurx,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board for use at the special meeting.
On or about August 4, 2025, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2025 special meeting of stockholders and our 2024 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 16, 2025
This proxy statement, the notice of 2025 special meeting of stockholders, our form of proxy card and our 2024 annual report to stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/ACXP2025SM. To view these materials please have your control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.acurxpharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, Acurx Pharmaceuticals, Inc., 259 Liberty Avenue, Staten Island, NY 10305. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Important Note Regarding the 2025 Reverse Stock Split
All common stock share amounts and exercise or conversion prices relating to the common stock referenced in this proxy statement have been adjusted to reflect a one-for-twenty reverse stock split of our common stock, which became effective on August 4, 2025.
Why is the Company soliciting my proxy?
Our Board is soliciting your proxy to vote at the special meeting of stockholders to be held virtually via live audio webcast on the internet, on Tuesday, September 16, 2025, at 11:00 a.m. EST and any adjournments or postponements of the meeting, which we refer to as the special meeting. This proxy statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card, because you owned shares of our common stock on July 21, 2025 (the “Record Date”). We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about August 4, 2025.
Why did I receive a Notice in the mail regarding the Internet Availability of Proxy Materials instead of a full set of proxy materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, (the “SEC”), we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the special meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why are you seeking approval for the issuance of shares of common stock in connection with the financing transaction?
On June 17, 2025, we entered into a warrant inducement agreement (the “Letter Agreement”) with a certain holder of existing (i) series A warrants to purchase 61,538 shares of common stock, (ii) series B warrants to purchase 27,400 shares of common stock, (iii) series C warrants to purchase 66,667 shares of common stock, and (iv) series D warrants to purchase 66,667 shares of common stock (together, the “Existing Warrants”). Pursuant to the Letter Agreement, the holder exercised for cash its Existing Warrants to purchase an aggregate of 222,272 shares of common stock, at a reduced exercised price of $12.00 per share, in consideration for the issuance of (i) series G-1 warrants to purchase up to an aggregate of 311,180 shares of common stock and (ii) series G-2 warrants to purchase up to an aggregate of 133,363 shares of common stock, each at an exercise price of $8.50 per share.
The series G-2 warrants are exercisable at any time on or after the Stockholder Approval Date (as defined in the series G-2 warrants and Letter Agreement), and have a term of exercise of five (5) years from the Stockholder Approval Date. Under Nasdaq listing rules, the series G-2 warrants are not exercisable without Stockholder Approval (as defined in the series G-2 warrants and Letter Agreement) for the issuance of the series G-2 warrant shares issuable upon exercise of such warrants. The series G-2 warrants will be exercisable at any time on or after the Stockholder Approval Date and have a term of exercise of five (5) years from the Stockholder Approval Date. The exercise price and number of series G-2 warrants issuable upon exercise of the series G-2 warrants are subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the common stock and the exercise price.
Pursuant to the Letter Agreement, if we are unable to obtain Stockholder Approval at the special meeting, the Company shall be required to call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the series G-2 warrants are no longer outstanding. If we are unable to obtain Stockholder Approval, the series G-2 warrants will not be exercisable and therefore would have no value.
Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock. Accordingly, the Company is seeking stockholder approval of the issuance of shares of common stock in connection with the exercise of the series G-2 warrants. For more information, see “Issuance Proposal” contained elsewhere in this proxy statement.
Why are you seeking approval of the proposed amendment to the Company’s Certificate of Incorporation to increase from 200,000,000 shares to 250,000,000 shares the aggregate number of shares of common stock authorized to be issued?
Our Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board’s discretion in connection with future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, our Board believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future. Although we presently intend to effect the increase in authorized shares of capital stock and common stock contemplated by the Share Issuance Proposal, notwithstanding stockholder adoption and approval of this proposal, our Board will have discretion as to whether to effect the increase in authorized shares of capital stock and common stock and reserves the right to abandon the amendment to our Certificate of Incorporation without any further action by our stockholders if at any time prior to the filing or effectiveness of the certificate of amendment, our Board determines, in its sole discretion, that the increase in authorized shares of capital stock and common stock is no longer in the best interests of the Company and our stockholders.
Why are you holding a virtual special meeting?
The special meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the special meeting so they can ask questions of our Board or management, as time permits.
How do I access the virtual special meeting?
To be admitted to the virtual special meeting, you will need to log-in at www.virtualshareholdermeeting.com/ACXP2025SM using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the special meeting. The live audio webcast of the special meeting will begin promptly at 11:00 a.m. EST. Online access to the audio webcast will open 15 minutes prior to the start of the special meeting to allow time for you to log-in and test your device’s audio system. The virtual special meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the special meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the special meeting.
Will I be able to ask questions during the virtual special meeting?
You may submit questions for the special meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ACXP2025SM, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

Appropriate questions related to the business of the special meeting (the proposals being voted on) will be answered during the special meeting, subject to time constraints. Any such questions that cannot be answered during the special meeting due to time constraints will be posted and answered in the “Investors” section of our website at www.acurxpharma.com as soon as practical after the special meeting. Additional information regarding the ability of stockholders to ask questions during the special meeting, related to rules of conduct and other materials for the special meeting will be available at www.virtualshareholdermeeting.com/ACXP2025SM.
What happens if there are technical difficulties during the special meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual special meeting, voting at the special meeting or submitting questions at the special meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
Who may vote?
Only stockholders of record at the close of business on July 21, 2025 will be entitled to vote at the special meeting. On the Record Date, there were 1,526,227 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on July 21, 2025, your shares of our common stock were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record.
If on July 21, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How many votes do I have?
Each share of our common stock that you own entitles you to one vote per share.
How do I vote?
Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting.
If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:
•
By Internet or by telephone.   Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

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By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.

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At the time of the virtual meeting.   If you attend the virtual meeting, you may vote your shares online at the time of the meeting. You may vote your shares electronically through the portal at the virtual special meeting (if you satisfy the admission requirements, as described below). Even if you plan to attend the special meeting virtually, we encourage you to vote in advance by telephone, through the internet or by mail so that your vote will be counted in the event you later decide not to attend.

The special meeting will be held virtually via live audio webcast that provides stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that a virtual meeting will provide expanded stockholder access and participation and improved communications. You will be able to vote your shares electronically at the virtual meeting. To attend and submit your questions during the virtual meeting, please visit www.virtualshareholdermeeting.com/ACXP2025SM. To participate and vote during the special meeting, you will need the 16-digit control number included on your Notice or on your proxy card. Beneficial stockholders who do not have a control number may gain access to and vote at the meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the stockholders communications mailbox to access the meeting; instructions should also be provided on the voting instruction card provided by your broker, bank or other nominee. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 15, 2025.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.
How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote (a) “FOR” the issuance, for purposes of complying with Nasdaq Listing Rule 5635(d), of shares of our common stock underlying the series G-2 warrants issued by us pursuant to the terms of that certain warrant inducement agreement (the “Letter Agreement”), dated June 17, 2025, by and between us and a certain holder of existing warrants, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such warrants (the “Issuance Proposal”); (b) “FOR” the approval, subject to the Board’s discretion to adopt, of a proposed amendment to the Company’s Certificate of Incorporation to increase from 200,000,000 shares to 250,000,000 shares the aggregate number of shares of common stock authorized to be issued (the “Authorized Share Increase Proposal”); and (c) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Authorized Share Increase Proposal (the “Adjournment Proposal”).
If any other matter is presented at the special meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:
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If you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above:

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by re-voting by Internet or by telephone as instructed above;

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by notifying the Company’s Secretary in writing before the special meeting that you have revoked your proxy; or

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by attending the special meeting and voting at the meeting. Attending the special meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the special meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one Notice or Proxy Card?
You may receive more than one notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire.
What Vote is Required to Approve the Proposals and How are Votes Counted?
Proposal 1: Approve the Issuance Proposal	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Issuance Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Approve the Authorized Share Increase Proposal	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Share Increase Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 3: Approve the Adjournment Proposal	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Authorized Share Increase Proposal, or to establish a quorum. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Broker non-votes (if any) for such shares (if deemed present or represented by proxy at the special meeting pursuant to Delaware law) will be treated as votes against this proposal.
Where can I find the voting results of the special meeting?
The preliminary voting results will be announced at the special meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the special meeting.

If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged Alliance Advisors LLC (“Alliance Advisors”) to act as our proxy solicitor in connection with the proposals to be acted upon at our special meeting. Pursuant to our agreement, Alliance Advisors will, among other things, provide advice regarding proxy solicitation issues, assist in the solicitation of proxies and provide related informational support, for a services fee, plus customary disbursements, of approximately $10,000.
What constitutes a quorum for the special meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting. Votes of stockholders of record who are present at the special meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.
Who should I contact if I have any questions about how to vote?
If you have any questions about how to vote your shares, you may contact our corporate secretary at 259 Liberty Avenue, Staten Island, NY 10305 or (917) 533-1469.
Attending the Special Meeting
Our special meeting will be held in a virtual meeting format only. To be admitted to the virtual special meeting, you will need to log-in at www.virtualshareholdermeeting.com/ACXP2025SM using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the special meeting.
Householding of Special Meeting Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Acurx stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our corporate secretary at 259 Liberty Avenue, Staten Island, NY 10305 or (917) 533-1469. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
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following the instructions provided on your proxy card;

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following the instructions provided when you vote over the Internet; or

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going to www.virtualshareholdermeeting.com/ACXP2025SM and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of July 23, 2025, for (a) each of our directors, (b) all of our current directors and executive officers as a group and (c) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of July 23, 2025, pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 1,538,227 shares of common stock outstanding on July 23, 2025. All common stock share amounts referenced in this proxy statement have been adjusted to reflect a one-for-twenty reverse stock split of our common stock, which became effective on August 4, 2025.
	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers:
David P. Luci(1)	128,865	8.0%
Robert G. Shawah(2)	37,322	2.4%
Robert J. DeLuccia(3)	122,544	7.6%
Joseph C. Scodari(4)	6,217	*
Jack H. Dean(5)	5,720	*
Thomas Harrison(6)	3,677	*
Carl Sailer(7)	13,761	*
James Donohue(8)	5,523	*
All current directors and executive officers as a group (8 persons)	323,629	20.3%
5% Stockholders
Armistice Capital, LLC(9)	455,654	24.6%

*
Represents beneficial ownership of less than 1% of the outstanding shares.

(1)
Consists of 57,377 shares of our common stock, 4,294 shares of our common stock underlying warrants to purchase shares of our common stock and 67,194 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025, held of record by Mr. Luci.

(2)
Consists of 9,460 shares of our common stock, 31 shares of our common stock underlying warrants to purchase shares of our common stock and 27,831 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025, held of record by Mr. Shawah.

(3)
Consists of 50,702 shares of our common stock, 4,648 shares of our common stock underlying warrants to purchase shares of our common stock and 67,194 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025, held of record by Mr. DeLuccia.

(4)
Consists of 1,385 shares of our common stock, 1,232 shares of our common stock underlying warrants to purchase shares of our common stock and 3,600 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025.

(5)
Consists of 1,377 shares of our common stock, 743 shares of our common stock underlying warrants to purchase shares of our common stock and 3,600 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025, held by Dr. Dean and the Dean Family Trust.

(6)
Consists of 77 shares of our common stock and 3,600 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025, held of record by Mr. Harrison.

(7)
Consists of 7,109 shares of our common stock, and 3,052 shares of our common stock underlying warrants to purchase shares of our common stock and 3,600 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025, held of record by Mr. Sailer.

(8)
Consists of 1,118 shares of our common stock, 805 shares of our common stock underlying warrants to purchase shares of our common stock and 3,600 shares of our common stock issuable upon exercise of stock options within 60 days of July 23, 2025.

(9)
Consists of (i) 144,474 shares of common stock and (ii) 311,180 shares of common stock issuable upon exercise of warrants within 60 days of July 23, 2025. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the selling stockholder from exercising that portion of the warrants that would result in the selling stockholder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

PROPOSAL NO. 1: ISSUANCE PROPOSAL
All common stock share amounts and exercise or conversion prices relating to the common stock referenced in this proxy statement have been adjusted to reflect a one-for-twenty reverse stock split of our common stock, which became effective on August 4, 2025.
Background and Description of Proposal
The Financing
On June 17, 2025, we entered into a warrant inducement agreement (the “Letter Agreement”) with a certain holder of existing (i) series A warrants to purchase 61,538 shares of common stock, (ii) series B warrants to purchase 27,400 shares of common stock, (iii) series C warrants to purchase 66,667 shares of common stock, and (iv) series D warrants to purchase 66,667 shares of common stock (together, the “Existing Warrants”). Pursuant to the Letter Agreement, the holder exercised for cash its Existing Warrants to purchase an aggregate of 222,272 shares of common stock, at a reduced exercised price of $12.00 per share, in consideration for the issuance of (i) series G-1 warrants to purchase up to an aggregate of 311,180 shares of common stock and (ii) series G-2 warrants to purchase up to an aggregate of 133,363 shares of common stock, each at an exercise price of $8.50 per share (the “Financing”).
Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including, prior to the issuance, in a transaction other than a public offering, of more than 20% of the Company’s outstanding common stock or voting power outstanding before the issuance, at a price that is less than the Minimum Price (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market). In connection with the Letter Agreement, we agreed to seek approval of our stockholders for the issuance of the shares of common stock underlying the series G-2 warrants (as defined below).
Reasons for the Financing
As of March 31, 2025, our cash was approximately $4.6 million. In June 2025, our Board determined that it was necessary to raise additional funds for general corporate purposes and working capital.
We believe that the Financing, which yielded gross proceeds of approximately $2.67 million, were necessary in light of the Company’s cash and funding requirements at the time. The proceeds that we received from the Financing and may receive in connection with the exercise of the series G-1 warrants and the series G-2 warrants will improve our capital position and provide financing for working capital and general corporate purposes. We also believe that the terms of the series G-1 warrants and the series G-2 warrants are reasonable in light of market conditions and the size and type of the financing transaction.
Series G-2 Warrants
The series G-2 warrants are exercisable at any time on or after the Stockholder Approval Date (as defined in the series G-2 warrants and Letter Agreement), and have a term of exercise of five (5) years from the Stockholder Approval Date. The exercise price and number of series G-2 warrant shares issuable upon exercise of the series G-2 warrants are subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the common stock and the exercise price.
The series G-2 warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of the common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s series G-2 warrants to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding common stock immediately after exercise, except that upon prior notice from the holder to the Company, the holder may increase or decrease the amount of ownership of outstanding stock after exercising the holder’s series G-2 warrants up to 9.99% of the number of shares of the common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the series G-2 warrants, provided that any increase will not be effective until 61 days following notice to the Company.

If, at the time a holder exercises its series G-2 warrants, a registration statement registering the resale of the series G-2 warrant shares by the holder under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part), the net number of shares of common stock determined according to a formula set forth in the series G-2 warrants.
If at any time the series G-2 warrants are outstanding, the Company, either directly or indirectly, in one or more related transactions effect a Fundamental Transaction (as defined in the warrants), a holder of the series G-2 warrants will be entitled to receive, the number of shares of common stock of the successor or acquiring corporation or of the Company, if the Company is the surviving corporation, and any additional consideration receivable as a result of the Fundamental Transaction by such holder of the number of shares of common stock for which the series G-2 warrants are exercisable immediately prior to the Fundamental Transaction.
The series G-2 warrants may be modified or amended or the provisions of the series G-2 warrants may be waived with the Company’s and the holder’s written consent.
Pursuant to the terms of the Letter Agreement, on July 15, 2025, we filed with the SEC a registration statement on Form S-1 to register the resale under the Securities Act the warrant shares issuable upon exercise of the warrants which became effective on July 23, 2025.
Effect of Issuance of the Series G-2 Warrants
In connection with the Letter Agreement, we agreed to seek approval of our stockholders for the issuance of the shares of common stock underlying the series G-2 warrants. If the Issuance Proposal is approved, existing stockholders will suffer dilution in their ownership interests in the future to the extent that the Company issues shares upon exercise of the series G-2 warrants. Assuming the full exercise of the series G-2 warrants, an aggregate of 133,363 additional shares of our common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.
Proposal to Approve the Issuance of Common Stock Underlying the Series G-2 Warrants
Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (a) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (b) the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Financing, the 20% threshold is determined based on the shares of our common stock outstanding immediately preceding the execution of the Letter Agreement, which we signed on June 17, 2025.
Prior to closing, we had 1,212,080 shares of common stock outstanding. Therefore, the potential issuance of the shares of common stock underlying the series G-1 warrants, series G-2 warrants and Wainwright warrants would have constituted greater than 20% of the shares of common stock outstanding prior to giving effect to the financing. We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of 20% of the shares of common stock outstanding on the original date of entry into the Letter Agreement, and result in the issuance of shares at less than the greater of market price or book value per share.
Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive up to an additional approximately $1.1 million upon the exercise of the series G-2, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We generally have no control over whether the holder of the series G-2 warrants will exercise their warrants. Under certain circumstances, however, it is possible that we may have to issue more than 20% of our outstanding shares of common stock to the holders of the series G-2 warrants. Therefore, we are seeking stockholder approval under this Issuance Proposal to issue more than 20% of our outstanding shares of common stock, if necessary, to the holder of the series G-2 warrants.
Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our common stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of common stock.
Future issuances of securities may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of common stock issued to the holder of the series G-2 warrants could cause the market price of our common stock to decline. In addition to the foregoing, the increase in the number of issued shares of common stock in connection with the Financing may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.
Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing under Nasdaq Listing Rule 5635(b) because the investor has agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our common stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our common stock.
Consequences of Not Approving this Proposal
If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of common stock to the holder of the series G-2 warrants. As a result, we may be unable to issue sufficient shares upon exercise of the series G-2 warrants, which will, in lieu of those shares, require that we pay substantial cash amounts to the holders of the series G-2 warrants. We do not anticipate having sufficient funds to make any substantial cash payments to the holders of the series G-2 warrants. If we are unable to obtain Stockholder Approval, the series G-2 warrants will not be exercisable and therefore would have no value.
Additionally, pursuant to the Letter Agreement, if we are unable to obtain Stockholder Approval at the special meeting, the Company shall be required to call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the series G-2 warrants are no longer outstanding. In addition to the financial burden, special meetings require substantial time, effort and attention from the Board and management. Special meetings require the Board and management to divert their time and focus away from management of the Company to prepare for, and conduct, the special meeting, detracting from their primary focus of operating our businesses and maximizing long-term shareholder value.
Required Vote
Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including, prior to the issuance, in a transaction other than a public offering, of more than 20% of the Company’s outstanding common stock or voting power outstanding before the issuance, at a price that is less than the Minimum Price (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market). The approval of this Issuance Proposal requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 2: AUTHORIZED SHARE INCREASE PROPOSAL
All common stock share amounts referenced in this proxy statement have been adjusted to reflect a one-for-twenty reverse stock split of our common stock, which became effective on August 4, 2025.
Background and Description of Proposal
Our Board has determined that it may be advisable to increase our authorized common stock from 200,000,000 shares to 250,000,000 shares, and has voted to recommend that the stockholders, subject to the Board’s discretion, adopt the proposed amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.
As of July 23, 2025, 1,538,227 shares of our common stock were issued and outstanding and approximately an additional 1,320,722 shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our various stock-based plans. Accordingly, a total of approximately 197,141,051 shares of common stock are available for future issuance.
Our Board believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board’s discretion in connection with future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, our Board believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.
We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The Nasdaq Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.
Reservation of Right to Abandon the Amendment
Although we presently intend to effect the increase in authorized shares of capital stock and common stock contemplated by this Proposal 2, notwithstanding stockholder adoption and approval of this proposal, our Board will have discretion as to whether to effect the increase in authorized shares of capital stock and common stock and reserves the right to abandon the amendment to our Certificate of Incorporation without any further action by our stockholders if at any time prior to the filing or effectiveness of the certificate of amendment, our Board determines, in its sole discretion, that the increase in authorized shares of capital stock and common stock is no longer in the best interests of our Company and our stockholders. By voting in favor of Proposal 2, stockholders are also expressly authorizing our Board to determine not to proceed with, or abandon, the increase in authorized shares of capital stock and common stock if it should so decide.
Required Vote
The affirmative vote of a majority of the common stock outstanding and entitled to vote at the special meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3: ADJOURNMENT PROPOSAL
Background and Description of Proposal
If at the special meeting, the number of votes represented by shares of our common stock, present or represented and voting in favor of either of the Issuance Proposal or Authorized Share Increase Proposal is insufficient to approve either of the Issuance Proposal or Authorized Share Increase Proposal or establish a quorum, our management may move to adjourn the special meeting in order to enable our Board to continue to solicit additional proxies in favor of the Issuance Proposal or Authorized Share Increase Proposal, as applicable.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the special meeting and any later adjournments. If our stockholders approve the adjournment proposal, we could adjourn, postpone or continue the special meeting, and any adjourned session of the special meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal or Authorized Share Increase Proposal, as applicable, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against either of the Issuance Proposal or Authorized Share Increase Proposal have been received, we could adjourn, postpone or continue the special meeting without a vote on either of the Issuance Proposal or Authorized Share Increase Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Issuance Proposal or Authorized Share Increase Proposal, as applicable.
Required Vote
The affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon at the special meeting is required to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Issuance Proposal or Authorized Share Increase Proposal, as applicable.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT EITHER OF THE ISSUANCE PROPOSAL OR THE AUTHORIZED SHARE INCREASE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY

OTHER MATTERS
Our Board knows of no other business which will be presented at the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER COMMUNICATIONS
Stockholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
Staten Island, NY,
August 4, 2025

Appendix A
Certificate of Amendment to the Company’s Certificate of Incorporation

A-1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ACURX PHARMACEUTICALS, INC.
It is hereby certified that:
FIRST:
The name of the corporation is Acurx Pharmaceuticals, Inc. (the “Corporation”).

SECOND:
The Certificate of Incorporation of the Corporation, is hereby amended by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu of the following:

“FOURTH. (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is 260,000,000 shares, consisting of 250,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).” The holders of record of the Common Stock are entitled to one vote per share on all matters to be voted on (or consent to) by the Corporation’s stockholders. Dividends may be declared and paid pro rata on the Common Stock from funds lawfully available therefor and after provision is made for each class of capital stock having preference over the Common Stock if, as and when determined by the Board of Directors of the Corporation (the “Board of Directors”) in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, holders of record of the Common Stock will be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock authorized, issued and outstanding hereunder.
THIRD:
The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by David P. Luci, President and Chief Executive Officer, and attested to by         , Secretary, this         day of         , 20   .
ACURX PHARMACEUTICALS, INC.
By:

President and Chief Executive Officer

A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYACURX PHARMACEUTICALS, INC.259 LIBERTY AVENUESTATEN ISLAND, NY 10305VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on September 15, 2025. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ACXP2025SMYou may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 P.M. ET on September 15, 2025. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.ACURX PHARMACEUTICALS, INC.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.The Board of Directors recommends you vote FOR the following proposals:1. Proposal to approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company's common stock underlyingseries G-2 warrants issued by the Company pursuant to the terms of that certain warrant inducement agreement (the “Letter Agreement”), datedJune 17, 2025, by and between the Company and a certain holder of existing warrants, in an amount equal to or in excess of 20% of the Company'scommon stock outstanding before the issuance of such warrants.For Against Abstain2. Proposal to approve a proposed amendment to the Company’s Certificate of Incorporation to increase from 200,000,000 shares to 250,000,000 sharesthe aggregate number of shares of common stock authorized to be issued.3. Proposal to approve an adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there areinsufficient votes to adopt each of the aforementioned proposals.V77101-TBD! ! !! ! !! ! !SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comACURX PHARMACEUTICALS, INC.Special Meeting of StockholdersSeptember 16, 2025 11:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned, revoking any previous proxies relating to these shares, hereby appoints David P. Luci and Robert G. Shawah, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Acurx Pharmaceuticals, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2025 Special Meeting of Stockholders, to be held solely via live audio webcast atwww.virtualshareholdermeeting.com/ACXP2025SM at 11:00 a.m. ET on Tuesday, September 16, 2025, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side